                                                                    Exhibit 99.2

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                             $114,945,132
Aggregate Original Principal Balance                                $114,970,605
Number of Mortgage Loans                                                     450

                                              MINIMUM    MAXIMUM     AVERAGE (1)
                                              -------    -------     -----------
Original Principal Balance                    $52,500    $962,000       $255,490
Outstanding Principal Balance                 $52,500    $961,911       $255,434

                                     MINIMUM    MAXIMUM    WEIGHTED AVERAGE (2)
                                     -------    -------    --------------------
Original Term (mos)                      360        360                     360
Stated remaining Term (mos)(5)           352        356                     355
Loan Age (mos)(5)                          4          8                       5
Current Interest Rate                  4.770%     8.500%                  6.410%
Initial Interest Rate Cap (3)          1.000%     5.000%                  3.340%
Periodic Rate Cap (3)                  1.000%     1.500%                  1.124%
Gross Margin (3)                       2.050%     7.875%                  5.244%
Maximum Mortgage Rate (3)             10.375%    14.950%                 12.439%
Minimum Mortgage Rate (3)              2.250%     8.000%                  5.334%
Months to Roll (3)                         1          92                      28
Original Loan-to-Value                 43.19%     100.00%                 81.99%
Credit Score (4)                         620         803                     691

                                                         EARLIEST       LATEST
                                                         --------       ------
Maturity Date                                           01/01/2035    05/01/2035

                         PERCENT OF                                PERCENT OF
LIEN POSITION           MORTGAGE POOL    YEAR OF ORIGINATION      MORTGAGE POOL
                        -------------                             -------------
1st Lien                       100.00%   2004                              0.97%
                                         2005                             99.03

OCCUPANCY                                LOAN PURPOSE
Primary                         95.22%   Purchase                         51.62%
Second Home                      3.10    Refinance - Rate/Term             7.52
Investment                       1.68    Refinance - Cashout              40.86

LOAN TYPE                                PROPERTY TYPE
Fixed Rate                       2.61%   Single Family                    67.61%
ARM                             97.39    Planned Unit
                                         Development                      21.45
                                         Two- to Four-Family               3.63
AMORTIZATION TYPE                        Condominium                       7.03
Interest-Only                  100.00%   Townhouse                         0.28

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.
(5) As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.500% or less                  35   $ 11,235,141         9.77%     5.266%       699   $   321,004      77.37%    90.65%   100.00%
5.501% to 6.000%               102     29,196,498        25.40      5.837        685       286,240      81.16     70.43    100.00
6.001% to 6.500%               107     27,803,251        24.19      6.320        688       259,843      82.44     44.58    100.00
6.501% to 7.000%               120     27,406,702        23.84      6.805        697       228,389      83.16     20.83    100.00
7.001% to 7.500%                54     12,510,800        10.88      7.283        688       231,681      82.96     14.66    100.00
7.501% to 8.000%                26      5,469,101         4.76      7.840        698       210,350      87.05      5.58    100.00
8.001% to 8.500%                 6      1,323,639         1.15      8.286        679       220,606      75.28      3.97    100.00
                               ---   ------------       ------      -----        ---       -------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===       =======      =====     =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.770% per annum to 8.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.410% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                     OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY         LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
349 to 360                     450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ---   ------------       ------      -----        ---       -------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===       =======      =====     =====    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 356 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                     OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL MORTGAGE         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES    LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$50,001 to $100,000             27   $  2,183,393         1.90%     7.102%       695   $    80,866      75.37%    33.00%   100.00%
$100,001 to $150,000            76      9,621,328         8.37      6.605        699       126,596      80.40     39.97    100.00
$150,001 to $200,000            92     16,221,417        14.11      6.607        692       176,320      81.01     32.41    100.00
$200,001 to $250,000            63     14,182,460        12.34      6.493        690       225,118      84.00     44.29    100.00
$250,001 to $300,000            58     16,190,928        14.09      6.274        685       279,154      80.83     47.17    100.00
$300,001 to $350,000            40     13,030,853        11.34      6.407        694       325,771      84.90     34.81    100.00
$350,001 to $400,000            31     11,745,717        10.22      6.118        696       378,894      81.67     61.63    100.00
$400,001 to $450,000            25     10,633,031         9.25      6.374        692       425,321      84.33     36.47    100.00
$450,001 to $500,000            19      9,126,313         7.94      6.160        676       480,332      81.41     52.26    100.00
$500,001 to $550,000             5      2,610,093         2.27      6.198        699       522,019      84.98     60.54    100.00
$550,001 to $600,000             5      2,878,795         2.50      7.041        687       575,759      91.98     39.79    100.00
$600,001 to $650,000             3      1,876,500         1.63      6.534        692       625,500      70.69     66.80    100.00
$650,001 to $700,000             1        662,293         0.58      4.770        747       662,293      66.50    100.00    100.00
$700,001 to $750,000             2      1,455,500         1.27      6.185        678       727,750      81.34    100.00    100.00
$750,001 to $800,000             2      1,564,600         1.36      6.414        673       782,300      72.52     49.85    100.00
$950,001 to $1,000,000           1        961,911         0.84      6.875        717       961,911      74.00      0.00    100.00
                               ---   ------------       ------      -----        ---       -------      -----    ------    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===       =======      =====    ======    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $52,500 to approximately $961,911 and the average outstanding principal balance of the Mortgage Loans was approximately $255,434.

PRODUCT TYPES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
30 Year Fixed Loans             11   $  3,003,937         2.61%     6.763%       704   $   273,085      85.70%    13.13%   100.00%
Six-Month LIBOR                  9      2,099,902         1.83      6.737        720       233,322      79.02     22.85    100.00
2/28 LIBOR ARM                 243     69,371,985        60.35      6.271        687       285,481      82.61     50.57    100.00
3/27 LIBOR ARM                  64     16,712,615        14.54      6.149        697       261,135      84.68     67.54    100.00
5/25 LIBOR ARM                 123     23,756,693        20.67      6.925        693       193,144      78.07     16.00    100.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
24 Month Interest-Only           4        978,690         0.01      0.059        639       244,673       0.76      1.00      1.00
60 Month Interest-Only         310     87,657,597        76.26      6.266        691       282,766      83.09     53.25    100.00
120 Month Interest-Only        136     26,308,845        22.89      6.907        693       193,447      78.53     12.88    100.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
STATE                      LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Alabama                         13   $  1,474,819         0.44%     7.039%       699   $   113,448      83.67%    24.54%    52.28%
Alabama                          6        771,062         0.01      0.071        704       128,510       0.79      0.12      1.00
Alaska                           1        239,989         0.21      8.250        702       239,989      80.00      0.00    100.00
Arizona                         13      3,415,112         2.97      6.810        704       262,701      83.71     22.69    100.00
California                     134     44,892,034        39.06      6.133        690       335,015      81.37     52.21    100.00
Colorado                        10      1,924,363         1.67      6.730        664       192,436      83.01     30.27    100.00
Connecticut                      2        791,500         0.69      5.875        693       395,750      83.46    100.00    100.00
District of Columbia             1        319,200         0.28      6.250        689       319,200      80.00      0.00    100.00
Florida                         66     13,780,370        11.99      6.720        692       208,793      80.46     37.03    100.00
Georgia                         46      7,295,998         6.35      6.640        685       158,609      81.66     33.68    100.00
Hawaii                           1        348,500         0.30      6.400        661       348,500      85.00    100.00    100.00
Idaho                            3        538,700         0.47      6.650        702       179,567      88.98     84.22    100.00
Illinois                        14      3,425,678         2.98      6.710        695       244,691      85.39     41.54    100.00
Indiana                          3        324,948         0.28      6.352        680       108,316      85.90    100.00    100.00
Kentucky                         2        759,495         0.66      7.768        697       379,748      91.45      0.00    100.00
Maryland                        11      3,288,853         2.86      6.399        701       298,987      83.91     57.87    100.00
Massachusetts                    4      1,267,565         1.10      6.005        710       316,891      83.18     61.11    100.00
Michigan                         3        558,400         0.49      6.336        640       186,133      80.00    100.00    100.00
Minnesota                        8      1,590,370         1.38      6.884        715       198,796      81.33     24.35    100.00
Mississippi                      3        309,039         0.27      6.585        692       103,013      79.99     33.62    100.00
Missouri                         4        702,000         0.61      6.990        673       175,500      88.51     77.61    100.00
Montana                          1        158,500         0.14      7.375        716       158,500      94.97      0.00    100.00
Nevada                          12      2,705,031         2.35      6.224        677       225,419      80.52     62.70    100.00
New Hampshire                    2        710,344         0.62      5.684        688       355,172      70.09      0.00    100.00
New Jersey                       5      1,509,594         1.31      6.256        698       301,919      92.95     65.65    100.00
New York                         9      2,946,564         2.56      6.224        673       327,396      80.16     53.63    100.00
North Carolina                  11      1,701,105         1.48      7.211        686       154,646      83.76     50.50    100.00
Ohio                            14      2,603,767         2.27      6.409        692       185,983      81.65     18.12    100.00
Oregon                           5        732,740         0.64      6.298        694       146,548      82.30     33.35    100.00
Pennsylvania                     3        716,592         0.62      6.567        684       238,864      89.15     70.65    100.00
Rhode Island                     4        790,620         0.69      6.449        700       197,655      86.75     38.98    100.00
South Carolina                   4        744,630         0.65      6.499        682       186,158      81.16     71.65    100.00
Tennessee                        5      1,826,161         1.59      6.789        700       365,232      76.84      6.87    100.00
Texas                            7      1,512,354         1.32      6.963        699       216,051      83.84     21.13    100.00
Utah                             6      1,494,408         1.30      6.699        743       249,068      81.23      0.00    100.00
Virginia                        24      7,368,498         6.41      6.316        688       307,021      82.92     39.98    100.00
Washington                       2        634,449         0.55      6.546        653       317,224      80.00     62.16    100.00
Wisconsin                        1        246,600         0.21      6.500        742       246,600      90.00      0.00    100.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

No more than approximately 1.15% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
50.00% or less                   7   $    907,976         0.79%     6.184%       705   $   129,711      47.15%    23.96%   100.00%
55.01% to 60.00%                 7      1,513,844         1.32      5.711        666       216,263      58.22     42.47    100.00
60.01% to 65.00%                 6      1,740,000         1.51      6.028        655       290,000      64.36    100.00    100.00
65.01% to 70.00%                10      3,578,093         3.11      6.201        696       357,809      68.43     54.20    100.00
70.01% to 75.00%                20      6,230,124         5.42      6.317        676       311,506      74.28     49.14    100.00
75.01% to 80.00%               259     60,447,180        52.59      6.417        689       233,387      79.81     38.82    100.00
80.01% to 85.00%                35     10,820,960         9.41      6.249        695       309,170      84.25     43.48    100.00
85.01% to 90.00%                65     18,664,554        16.24      6.394        693       287,147      89.33     52.51    100.00
90.01% to 95.00%                21      6,635,131         5.77      6.974        698       315,959      94.96     26.28    100.00
95.01% to 100.00%               20      4,407,271         3.83      6.652        717       220,364      99.76     84.50    100.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 43.19% to 100.00%.

MORTGAGE INSURANCE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE INSURANCE         LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
No Mortgage Insurance          310   $ 74,722,216        65.01%     6.379%       687   $   241,039      77.70%    41.99%   100.00%
PMI Mortgage Insurance
   Corp.                       140     40,222,916        34.99      6.467        697       287,307      89.96     48.90    100.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

LOAN PURPOSE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE               LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                       243   $ 59,339,951        51.62%     6.538%       696   $   244,197      82.68%    34.49%   100.00%
Refinance - Cashout            177     46,960,876        40.86      6.300        683       265,316      81.16     54.22    100.00
Refinance - Rate/Term           30      8,644,305         7.52      6.123        698       288,143      81.73     59.17    100.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

PROPERTY TYPE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Single Family                  302   $ 77,719,202        67.61%     6.385%       688   $   257,348      82.01%    47.76%   100.00%
Townhouse                        2        319,000         0.28      6.881        656       159,500      76.35     56.43    100.00
Condominium                     35      8,077,153         7.03      6.229        698       230,776      81.71     57.92    100.00
Two- to Four-Family             14      4,172,658         3.63      6.336        716       298,047      81.11     28.28    100.00
Planned Unit Development        97     24,657,120        21.45      6.554        694       254,197      82.22     31.99    100.00
                          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                          ========   ============   ==========   ========   ========   ===========   ========   =======   =======

DOCUMENTATION

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
DOCUMENTATION              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Stated Documentation           205   $ 53,719,853        46.74%     6.651%       698   $   262,048      82.48%     0.00%   100.00%
Full Documentation             187     51,041,990        44.41      5.996        683       272,952      82.14    100.00    100.00
SISA                            25      4,291,945         3.73      7.065        688       171,678      78.77      0.00    100.00
No Documentation                21      3,605,795         3.14      7.572        708       171,705      77.52      0.00    100.00
NORATIO                         11      2,104,300         1.83      6.883        665       191,300      79.99      0.00    100.00
NINA                             1        181,250         0.16      7.250        722       181,250      79.99      0.00    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

OCCUPANCY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY                  LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Primary                        419   $109,445,181        95.22%     6.379%       689   $   261,206      82.17%    45.10%   100.00%
Second Home                     21      3,568,942         3.10      7.258        738       169,950      78.33      7.24    100.00
Investment                      10      1,931,009         1.68      6.587        720       193,101      78.08     73.91    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
(MONTHS)                   LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
4                              129   $ 31,332,986        27.26%     6.701%       698   $   242,891      81.77%    26.00%   100.00%
5                              238     61,384,197        53.40      6.296        683       257,917      80.70     53.01    100.00
6                               57     15,692,114        13.65      6.190        700       275,300      86.25     57.16    100.00
7                               20      5,420,836         4.72      6.546        713       271,042      85.93     23.35    100.00
8                                6      1,115,000         0.97      6.926        665       185,833      79.76     10.76    100.00
------                         ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
======                         ===   ============       ======      =====        ===   ===========      =====     =====    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM               LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                            59   $ 13,270,250        11.54%     6.810%       700   $   224,919      79.57%    28.68%   100.00%
12 Months                       26      7,310,412         6.36      6.699        685       281,170      83.97     56.22    100.00
13 Months                        1        364,000         0.32      6.250        732       364,000      80.00    100.00    100.00
24 Months                      198     56,644,141        49.28      6.186        687       286,082      82.29     50.04    100.00
36 Months                      142     31,374,129        27.29      6.516        691       220,945      81.37     41.79    100.00
60 Months                       24      5,982,200         5.20      6.739        703       249,258      85.43     21.89    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
601 to 625                       7   $  2,696,110         2.35%     6.039%       622   $   385,159      75.39%    91.36%   100.00%
626 to 650                      53     13,294,135        11.57      6.303        640       250,833      77.74     64.20    100.00
651 to 675                     102     28,316,578        24.63      6.516        666       277,614      81.78     45.04    100.00
676 to 700                     127     30,992,251        26.96      6.448        688       244,033      83.94     41.18    100.00
701 to 725                      82     20,268,002        17.63      6.328        713       247,171      82.42     34.67    100.00
726 to 750                      39      9,998,982         8.70      6.319        737       256,384      82.62     49.30    100.00
751 to 775                      23      5,208,694         4.53      6.393        759       226,465      82.22     30.25    100.00
776 to 800                      15      3,882,581         3.38      6.618        787       258,839      82.97     25.60    100.00
801 to 825                       2        287,800         0.25      6.563        802       143,900      79.99      0.00    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 691.

CREDIT GRADE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT GRADE               LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
PA1                             63   $ 13,841,177        12.04%     6.635%       748   $   219,701      79.16%    21.87%   100.00%
PA2                             70     14,093,157        12.26      6.479        697       201,331      77.88     24.59    100.00
PA3                            122     32,012,144        27.85      6.356        651       262,395      77.54     52.90    100.00
SA1                            132     37,054,369        32.24      6.298        711       280,715      86.71     46.88    100.00
SA2                             63     17,944,285        15.61      6.509        669       284,830      85.58     57.08    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         450   $114,945,132       100.00%     6.410%       691   $   255,434      81.99%    44.41%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

GROSS MARGINS

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
2.001% to 2.500%               124   $ 23,596,663        21.08%     6.928%       692   $   190,296      78.69%    13.17%   100.00%
2.501% to 3.000%                 3        900,550         0.80      6.329        663       300,183      85.08     78.72    100.00
3.001% to 3.500%                 5      1,220,052         1.09      6.767        737       244,010      79.46      0.00    100.00
3.501% to 4.000%                 2        376,800         0.34      7.140        719       188,400      80.00      0.00    100.00
4.001% to 4.500%                 1         64,500         0.06      7.625        756        64,500      50.00      0.00    100.00
4.501% to 5.000%                23      7,943,652         7.10      5.480        710       345,376      78.03     81.49    100.00
5.001% to 5.500%                40     11,131,715         9.94      5.972        699       278,293      83.67     53.20    100.00
5.501% to 6.000%                80     19,558,625        17.47      6.140        697       244,483      81.39     38.41    100.00
6.001% to 6.500%                69     19,685,366        17.59      6.431        692       285,295      84.78     49.56    100.00
6.501% to 7.000%                83     25,204,499        22.52      6.433        671       303,669      82.86     66.81    100.00
7.001% to 7.500%                 7      2,044,772         1.83      7.453        694       292,110      89.14     13.42    100.00
7.501% to 8.000%                 2        214,000         0.19      8.092        686       107,000      93.16     24.53    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         439   $111,941,195       100.00%     6.400%       690   $   254,991      81.89%    45.24%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 7.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.244% per annum.

MAXIMUM MORTGAGE RATES

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
11.500% or less                 44   $ 11,324,980        10.12%     5.649%       704   $   257,386      78.81%    58.61%   100.00%
11.501% to 12.000%             119     27,546,698        24.61      6.188        697       231,485      80.48     40.54    100.00
12.001% to 12.500%             102     25,519,180        22.80      6.408        693       250,188      82.25     38.96    100.00
12.501% to 13.000%              97     26,712,946        23.86      6.451        686       275,391      82.61     51.50    100.00
13.001% to 13.500%              44     12,984,095        11.60      6.883        676       295,093      82.60     45.41    100.00
13.501% to 14.000%              23      5,655,204         5.05      7.169        675       245,878      87.19     40.65    100.00
14.001% to 14.500%               8      1,725,093         1.54      7.269        676       215,637      82.12     37.46    100.00
14.501% to 15.000%               2        473,000         0.42      7.817        678       236,500      92.90     64.48    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         439   $111,941,195       100.00%     6.400%       690   $   254,991      81.89%    45.24%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 14.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.439% per annum.

NEXT RATE ADJUSTMENT DATE

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT RATE                 MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
October 2005                     3   $    680,521         0.61%     6.628%       749   $   226,840      79.83%     0.00%   100.00%
November 2005                    6      1,419,381         1.27      6.789        705       236,564      78.64     33.81    100.00
January 2007                     4        827,000         0.74      6.786        654       206,750      79.68      0.00    100.00
February 2007                   10      3,090,548         2.76      6.825        710       309,055      87.60     26.59    100.00
March 2007                      34      9,944,076         8.88      6.265        699       292,473      85.63     47.66    100.00
April 2007                     140     40,527,244        36.20      6.154        681       289,480      81.27     61.56    100.00
May 2007                        55     14,983,117        13.38      6.447        692       272,420      83.34     30.48    100.00
January 2008                     1        168,000         0.15      7.575        703       168,000      80.00      0.00    100.00
February 2008                   10      2,330,288         2.08      6.177        717       233,029      83.70     19.05    100.00
March 2008                      16      3,791,799         3.39      5.729        698       236,987      87.84     95.57    100.00
April 2008                      28      7,419,995         6.63      6.212        679       265,000      81.89     68.93    100.00
May 2008                         9      3,002,533         2.68      6.420        722       333,615      88.59     70.10    100.00
January 2010                     1        120,000         0.11      6.990        683       120,000      80.00    100.00    100.00
March 2010                       2        351,750         0.31      5.489        704       175,875      77.04    100.00    100.00
April 2010                      64     11,996,448        10.72      6.796        687       187,444      77.72     20.62    100.00
May 2010                        55     10,665,495         9.53      7.039        700       193,918      78.95      8.03    100.00
May 2013                         1        623,000         0.56      8.250        670       623,000      70.00      0.00    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         439   $111,941,195       100.00%     6.400%       690   $   254,991      81.89%    45.24%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

RANGE OF MORTGAGE RATES-ARM

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT RATE                 MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.500% or less                  35   $ 11,235,141        10.04%     5.266%       699   $   321,004      77.37%    90.65%   100.00%
5.501% to 6.000%               100     28,636,503        25.58      5.834        685       286,365      81.02     71.80    100.00
6.001% to 6.500%               105     27,480,361        24.55      6.320        687       261,718      82.63     45.10    100.00
6.501% to 7.000%               114     25,865,144        23.11      6.810        696       226,887      83.04     20.54    100.00
7.001% to 7.500%                54     12,510,800        11.18      7.283        688       231,681      82.96     14.66    100.00
7.501% to 8.000%                25      4,889,606         4.37      7.834        699       195,584      86.10      6.24    100.00
8.001% to 8.500%                 6      1,323,639         1.18      8.286        679       220,606      75.28      3.97    100.00
                               ---   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                         439   $111,941,195       100.00%     6.400%       690   $   254,991      81.89%    45.24%   100.00%
                               ===   ============       ======      =====        ===   ===========      =====     =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.770% per annum to 8.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.400% per annum.

RANGE OF MORTGAGE RATES-FRM

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT RATE                 MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.501% to 6.000%                 2   $    559,996        18.64%     5.990%       693   $   279,998      88.68%     0.00%   100.00%
6.001% to 6.500%                 2        322,890        10.75      6.329        714       161,445      66.35      0.00    100.00
6.501% to 7.000%                 6      1,541,557        51.32      6.711        712       256,926      85.18     25.59    100.00
7.501% to 8.000%                 1        579,495        19.29      7.890        690       579,495      95.00      0.00    100.00
                                --   ------------       ------      -----        ---   -----------      -----     -----    ------
TOTAL:                          11   $  3,003,937       100.00%     6.763%       704   $   273,085      85.70%    13.13%   100.00%
                                ==   ============       ======      =====        ===   ===========      =====     =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 7.890% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.763% per annum.